Exhibit 4.10

MIROMATRIX MEDICAL INC.

Non-Qualified Stock Option Agreement

2019 Equity Incentive Plan

Miromatrix Medical Inc. (the “Company”), pursuant to its 2019 Equity Incentive Plan (the “Plan”), hereby grants an Option to purchase shares of the Company’s common stock to you, the Optionee named below. The terms and conditions of the Option Award are set forth in this Agreement, consisting of this cover page and the Option Terms and Conditions on the following pages, and in the copy of the Plan document that has been provided to you. Unless the context indicates otherwise, any capitalized term used in this Agreement that is not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.

Name of Optionee:
No. of Shares Covered:	Grant Date:
Exercise Price Per Share:	Expiration Date:
Vesting and Exercise Schedule:
Dates	Portion of Shares as to Which Option Becomes Vested and Exercisable

By signing below, you agree to all of the terms and conditions contained in this Agreement and in the Plan document. You acknowledge that you have reviewed these documents and that they set forth the entire agreement between you and the Company regarding your right to purchase shares of the Company’s common stock pursuant to this Option.

OPTIONEE:	MIROMATRIX MEDICAL INC.

By:
Name:	Jeffrey Ross
Title:	Chief Executive Officer

Miromatrix Medical Inc.

2019 Equity Incentive Plan

Non-Statutory Stock Option Agreement

Option Terms and Conditions

1.	Non-Qualified Stock Option. This Option is not intended to be an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code and will be interpreted accordingly.

2.	Vesting and Exercisability of Option.

(a)	Scheduled Vesting. This Option will vest and become exercisable as to the number of Shares and on the dates specified in the Vesting and Exercise Schedule on the cover page to this Agreement, so long as your Service to the Company does not end. The Vesting and Exercise Schedule is cumulative, meaning that to the extent the Option has not already been exercised and has not expired, terminated or been cancelled, you or the person otherwise entitled to exercise the Option as provided in this Agreement may at any time purchase all or any portion of the Shares that may then be purchased under that Schedule.

(b)	Accelerated Vesting. The vesting and exercisability of this Option may be accelerated during the term of the Option under the circumstances described in Section 12(b) of the Plan, and at the discretion of the Committee in accordance with Section 3(b)(2) of the Plan.

3.	Expiration. This Option will expire and will no longer be exercisable at 5:00 p.m. Central Time on the earliest of:

(a)	The expiration date specified on the cover page of this Agreement;

(b)	Upon your termination of Service for Cause;

(c)	Upon the expiration of any applicable period specified in Sections 6(e) and 12(b)(4) of the Plan and in Section 4 of this Agreement during which this Option may be exercised after your termination of Service; or

(d)	The date (if any) fixed for termination or cancellation of this Option pursuant to Sections 12(b)(2) or (b)(3) of the Plan.

4.	Service Requirement. Except as otherwise provided in Sections 6(e) and 12(b)(4) of the Plan and in this Section 4, this Option may be exercised only while you continue to provide Service to the Company or any Affiliate, and only if you have continuously provided such Service since the date this Option was granted. Notwithstanding the foregoing and the language set forth in Sections 6(e)(3) and 6(e)(4) of the Plan, upon your termination of Service for any reason other than Cause, the currently vested and exercisable portion of this Option may be exercised until the expiration date specified on the cover page of this Agreement.

5.

Exercise of Option. Subject to Section 4, the vested and exercisable portion of this Option may be exercised at any time during the Option term by delivering a written notice of exercise to the Company at its principal executive office, and by providing for payment of the exercise price of the Shares being acquired and any related withholding taxes. The notice of exercise, in the form attached as Exhibit A to this Agreement, shall be provided to the Company’s Chief Financial Officer. The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising the Option. If you are not the person exercising the Option, the person submitting the notice must also submit appropriate proof of his/her right to exercise the Option.

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6.	Payment of Exercise Price. When you submit your notice of exercise, you must include payment of the exercise price of the Shares being purchased through one or a combination of the following methods:

(a)	Cash (including personal check, cashier’s check or money order);

(b)	By delivery to the Company of Shares (by actual delivery or attestation of ownership in a form approved by the Company) already owned by you that are not subject to any security interest and that have an aggregate Fair Market Value on the date of exercise equal to the exercise price of the Shares being purchased; or

(c)	By authorizing the Company to retain, from the total number of Shares as to which the Option is being exercised, that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is being exercised.

However, if the Committee determines, in any given circumstance, that payment of the exercise price with Shares or by authorizing the Company to retain Shares is undesirable for any reason, you will not be permitted to pay any portion of the exercise price in that manner.

7.	Tax Representation. You hereby represent and warrant that you have reviewed with your own tax advisor the federal, state, local or foreign tax consequences of the transactions contemplated by this Agreement. You are relying solely on such advisor and not on any statements or representation of the Company or any of its agents. You understand that you will be solely responsible for any tax liability that may result to you as a result of the transactions contemplated by this Agreement. The Option, if exercised, will be exercised for investment and not with a view to the sale or distribution of the Shares to be received upon exercise thereof.

8.	Delivery of Certificate. As soon as practicable after the Company receives the notice and exercise price provided for above, and determined that all conditions to exercise, including Sections 7 and 9 of this Agreement, have been satisfied, it shall deliver to the person exercising the Option, in the name of such person, a certificate or certificates representing the Shares being purchased. The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully paid and nonassessable.

9.	Compliance with Laws. This Option may be exercised only if the issuance of Shares upon such exercise complies with all applicable legal requirements, including compliance with the provisions of applicable federal and state securities laws. If the sale of Shares upon the exercise of this Option is not registered under the Securities Act of 1933, as amended (the “Securities Act”), you shall acknowledge at the time of exercise that (i) the Shares you are acquiring are deemed “restricted securities” for purposes of Rules 144 and 701 under the Securities Act, and you are acquiring the Shares for investment purposes and not with a view to the resale or distribution of such Shares, and (ii) the Shares you are acquiring may not be sold, pledged or otherwise transferred without (A) an effective registration or qualification thereof under the Securities Act and the securities laws of any applicable state or other jurisdiction, or (B) evidence, which may include an opinion of counsel, satisfactory to the Company and its counsel that such registration and qualification is not required.

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10.	Transfer of Option. During your lifetime, only you (or your guardian or legal representative in the event of legal incapacity) may exercise this Option except in the case of a transfer described below. You may not assign or transfer this Option except (i) for a transfer upon your death in accordance with your will, by the laws of descent and distribution or pursuant to a beneficiary designation submitted in accordance with Section 6(d) of the Plan, (ii) pursuant to a qualified domestic relations order, or (iii) with the prior written approval of the Company, by gift, in a form accepted by the Company, to a transferee permitted under Rule 701 of the Securities Act. The Option held by any such transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to its transfer and may be exercised by such transferee as and to the extent that the Option has become exercisable and has not terminated in accordance with the provisions of the Plan and this Agreement.

11.	No Stockholder Rights Before Exercise. Neither you nor any permitted transferee of this Option will have any of the rights of a stockholder of the Company with respect to any Shares subject to this Option until a certificate evidencing such Shares has been issued (or an appropriate book entry in the Company’s stock register has been made). No adjustments shall be made for dividends or other rights if the applicable record date occurs before your stock certificate has been issued (or an appropriate book entry has been made), except as otherwise described in the Plan.

12.	Governing Plan Document. This Agreement and Option are subject to all the provisions of the Plan, and to all interpretations, rules and regulations which may, from time to time, be adopted and promulgated by the Committee pursuant to the Plan. If there is any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan will govern.

13.	Choice of Law. This Agreement will be interpreted and enforced under the laws of the state of Minnesota (without regard to its conflicts or choice of law principles).

14.	Binding Effect. This Agreement will be binding in all respects on your heirs, representatives, successors and assigns, and on the successors and assigns of the Company.

15.	Other Agreements. You agree that in connection with the exercise of this Option, you will execute such documents as may be necessary to become a party to any stockholder, voting or similar agreements as the Company may require.

16.	Restrictive Legends. The Company may place a legend or legends on any certificate representing Shares issued upon the exercise of this Option summarizing transfer and other restrictions to which the Shares may be subject under applicable securities laws, other provisions of this Agreement, or other agreements contemplated by Section 15 of this Agreement. You agree that in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate “stop transfer” instructions to its transfer agent.

17.	Breach of Non-Disclosure, Confidential Information, Non-Competition, Non-Solicitation or Invention Assignment Agreements. Notwithstanding anything in this Agreement to the contrary, in the event you materially breach the terms of any non-disclosure, confidential information, non-competition, non-solicitation or invention assignment covenant or agreement you have with the Company or any Affiliate (regardless of how such covenant or agreement is styled or titled), whether such breach occurs before or after your termination of Service with the Company and all of its Affiliates, the Company may immediately terminate all of your rights under this Agreement without notice of any kind and the Option, both vested and unvested, shall terminate and become null and void.

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18.	Drag-Along Rights. If holders of at least a majority of the outstanding Shares entitled to vote (the “Sellers”) desire to sell all of their Shares to a bona fide third party purchaser, such Sellers or the Company shall send you written notice (the “Drag-Along Notice”) setting forth the consideration to be paid by the third party purchaser and the other terms and conditions of such transaction. The Sellers or the Company may elect to require all, but not less than all, of the Shares purchased by you pursuant to this Agreement to be sold to the third party purchaser for the same consideration per share of Stock as the Sellers will receive in such transaction. To exercise such right, the Sellers or the Company shall so indicate in the Drag-Along Notice. If the Sellers or the Company so elect, then not later than 5 days following the date of the Drag-Along Notice, you shall deliver to the Company any certificates representing the Shares you hold, accompanied by duly executed instruments of conveyance. If you fail to deliver any such certificates to the Sellers or the Company, the Company shall cause the books and records of the Company to show that such Shares are bound by the provisions of this Section 18 and that such Shares shall be transferred only to the third party purchaser. In the event you fail to deliver the certificates to the Company as required herein, then the Company may execute any documents as shall be required for the purpose of transferring the Shares on the books and records of the Company, and the Company is hereby appointed the attorney-in-fact of Optionee for the purpose of effectuating the requirements of this Section 18.

19.	Lock-Up.

(a)	You agree that you will not offer, pledge, sell, contract to sell, sell any option, sell any contract to purchase, purchase any option, purchase any contract to sell, grant any option, right, or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares (or any other Company securities) or enter into any swap, hedging, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or any other Company securities) held by you (other than those included in a registration statement) for a period specified by the representative of the underwriters of the Company’s Stock not to exceed 90 days (180 days in the case of an initial public offering), plus any additional periods required by the Financial Industry Regulatory Authority (including under Conduct Rule 2711), after the effective date of any Company registration statement filed under the Securities Act.

(b)	You agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter to the extent that such agreements are consistent with the foregoing or that are necessary to give further effect to the provisions set forth in Section 19(a). In addition, if requested by the Company or the representative of the underwriters of shares of the Company’s capital stock, you will provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.

(c)	The obligations described in this Section 19 will not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period, as applicable.

By signing the cover page of this Agreement, you agree to all the terms and conditions described above and in the Plan document.

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EXHIBIT A

NOTICE OF EXERCISE

Non-Statutory Stock Option

__________________, 20__

Miromatrix Medical Inc.

[Company Address]

Ladies and Gentlemen:

I hereby exercise the following option (the “Option”) granted to me under the Miromatrix Medical Inc. 2019 Equity Incentive Plan (as amended from time to time, the “Plan”) with respect to the number of shares of common stock of Miromatrix Medical Inc. (the “Company”) indicated below:

Name:

Date of Grant of Option:

Exercise Price Per Share:

Number of Shares With Respect to Which the Option is Hereby Exercised:

Total Exercise Price:

☐	Enclosed with this Notice is a check, cashier’s check or money order in the amount of the Total Exercise Price.

☐       Enclosed with this Notice is a certificate evidencing unencumbered Shares (duly endorsed in blank) having an aggregate Fair Market Value (as defined in the Plan) equal to or in excess of the Total Exercise Price.

☐       I elect to pay the Total Exercise Price through a reduction in the number of Shares to be delivered to me upon this exercise of the Option.

In connection with this exercise, I represent, warrant and acknowledge as follows:

•	I will provide for the payment to the Company, in a manner agreed to by the Company, of the amount of any required withholding taxes in connection with this exercise as provided in Section 14 of the Plan.
•	I am acquiring the Shares as a result of this Option exercise for my own account, and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rules 144 and 701 of the Securities Act. I have no present intention of distributing or selling such Shares, and will transfer them only as permitted under applicable federal and state securities laws.
•	I am the owner of all Shares delivered with this Notice free and clear of all liens, security interests and other restrictions or encumbrances.

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Please issue a certificate (the “Certificate”) for the number of Shares with respect to which the Option is being exercised (or the net number of Shares if the Total Exercise Price and/or applicable withholding taxes are being paid through a reduction in the number of Shares to be delivered to me) in the name of the person indicated below and deliver the Certificate to the address indicated below:

Name in Which to Issue Certificate:

Address to Which Certificate Should be Delivered:

___________________________

Principal Mailing Address for Holder of the Certificate (if different from above):

____________________________

Very truly yours,

Signature

Name, please print

Social Security Number

A-2

MIROMATRIX MEDICAL INC.

Non-Qualified Stock Option Agreement

2019 Equity Incentive Plan

Miromatrix Medical Inc. (the “Company”), pursuant to its 2019 Equity Incentive Plan (the “Plan”), hereby grants an Option to purchase shares of the Company’s common stock to you, the Optionee named below. The terms and conditions of the Option Award are set forth in this Agreement, consisting of this cover page and the Option Terms and Conditions on the following pages, and in the copy of the Plan document that has been provided to you. Unless the context indicates otherwise, any capitalized term used in this Agreement that is not defined in this Agreement shall have the meaning set forth in the Plan as it currently exists or as it is amended in the future.

Name of Optionee:
No. of Shares Covered:	Grant Date:
Exercise Price Per Share:	Expiration Date:
Vesting and Exercise Schedule:
Dates	Portion of Shares as to Which Option Becomes Vested and Exercisable

By signing below, you agree to all of the terms and conditions contained in this Agreement and in the Plan document. You acknowledge that you have reviewed these documents and that they set forth the entire agreement between you and the Company regarding your right to purchase shares of the Company’s common stock pursuant to this Option.

OPTIONEE:	MIROMATRIX MEDICAL INC.

By:
Name: Jeffrey Ross
Title: Chief Executive Officer

Miromatrix Medical Inc.

2019 Equity Incentive Plan

Non-Statutory Stock Option Agreement

Option Terms and Conditions

1.	Non-Qualified Stock Option. This Option is not intended to be an “incentive stock option” within the meaning of Section 422 of the Internal Revenue Code and will be interpreted accordingly.

2.	Vesting and Exercisability of Option.

(a)	Scheduled Vesting. This Option will vest and become exercisable as to the number of Shares and on the dates specified in the Vesting and Exercise Schedule on the cover page to this Agreement, so long as your Service to the Company does not end. The Vesting and Exercise Schedule is cumulative, meaning that to the extent the Option has not already been exercised and has not expired, terminated or been cancelled, you or the person otherwise entitled to exercise the Option as provided in this Agreement may at any time purchase all or any portion of the Shares that may then be purchased under that Schedule.

(b)	Accelerated Vesting. The vesting and exercisability of this Option may be accelerated during the term of the Option under the circumstances described in Section 12(b) of the Plan, and at the discretion of the Committee in accordance with Section 3(b)(2) of the Plan.

3.	Expiration. This Option will expire and will no longer be exercisable at 5:00 p.m. Central Time on the earliest of:

(a)	The expiration date specified on the cover page of this Agreement;

(b)	Upon your termination of Service for Cause;

(c)	Upon the expiration of any applicable period specified in Sections 6(e) and 12(b)(4) of the Plan and in Section 4 of this Agreement during which this Option may be exercised after your termination of Service; or

(d)	The date (if any) fixed for termination or cancellation of this Option pursuant to Sections 12(b)(2) or (b)(3) of the Plan.

4.	Service Requirement. Except as otherwise provided in Sections 6(e) and 12(b)(4) of the Plan and in this Section 4, this Option may be exercised only while you continue to provide Service to the Company or any Affiliate, and only if you have continuously provided such Service since the date this Option was granted. Notwithstanding the foregoing and the language set forth in Sections 6(e)(3) and 6(e)(4) of the Plan, upon your termination of Service for any reason other than Cause, the currently vested and exercisable portion of this Option may be exercised until the expiration date specified on the cover page of this Agreement.

5.	Exercise of Option. Subject to Section 4, the vested and exercisable portion of this Option may be exercised at any time during the Option term by delivering a written notice of exercise to the Company at its principal executive office, and by providing for payment of the exercise price of the Shares being acquired and any related withholding taxes. The notice of exercise, in the form attached as Exhibit A to this Agreement, shall be provided to the Company’s Chief Financial Officer. The notice shall state the number of Shares to be purchased, and shall be signed by the person exercising the Option. If you are not the person exercising the Option, the person submitting the notice must also submit appropriate proof of his/her right to exercise the Option.

6.	Payment of Exercise Price. When you submit your notice of exercise, you must include payment of the exercise price of the Shares being purchased through one or a combination of the following methods:

(a)	Cash (including personal check, cashier’s check or money order);

(b)	By delivery to the Company of Shares (by actual delivery or attestation of ownership in a form approved by the Company) already owned by you that are not subject to any security interest and that have an aggregate Fair Market Value on the date of exercise equal to the exercise price of the Shares being purchased; or

(c)	By authorizing the Company to retain, from the total number of Shares as to which the Option is being exercised, that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is being exercised.

However, if the Committee determines, in any given circumstance, that payment of the exercise price with Shares or by authorizing the Company to retain Shares is undesirable for any reason, you will not be permitted to pay any portion of the exercise price in that manner.

7.	Tax Representation. You hereby represent and warrant that you have reviewed with your own tax advisor the federal, state, local or foreign tax consequences of the transactions contemplated by this Agreement. You are relying solely on such advisor and not on any statements or representation of the Company or any of its agents. You understand that you will be solely responsible for any tax liability that may result to you as a result of the transactions contemplated by this Agreement. The Option, if exercised, will be exercised for investment and not with a view to the sale or distribution of the Shares to be received upon exercise thereof.

8.	Delivery of Certificate. As soon as practicable after the Company receives the notice and exercise price provided for above, and determined that all conditions to exercise, including Sections 7 and 9 of this Agreement, have been satisfied, it shall deliver to the person exercising the Option, in the name of such person, a certificate or certificates representing the Shares being purchased. The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully paid and nonassessable.

9.	Compliance with Laws. This Option may be exercised only if the issuance of Shares upon such exercise complies with all applicable legal requirements, including compliance with the provisions of applicable federal and state securities laws. If the sale of Shares upon the exercise of this Option is not registered under the Securities Act of 1933, as amended (the “Securities Act”), you shall acknowledge at the time of exercise that (i) the Shares you are acquiring are deemed “restricted securities” for purposes of Rules 144 and 701 under the Securities Act, and you are acquiring the Shares for investment purposes and not with a view to the resale or distribution of such Shares, and (ii) the Shares you are acquiring may not be sold, pledged or otherwise transferred without (A) an effective registration or qualification thereof under the Securities Act and the securities laws of any applicable state or other jurisdiction, or (B) evidence, which may include an opinion of counsel, satisfactory to the Company and its counsel that such registration and qualification is not required.

10.	Transfer of Option. During your lifetime, only you (or your guardian or legal representative in the event of legal incapacity) may exercise this Option except in the case of a transfer described below. You may not assign or transfer this Option except (i) for a transfer upon your death in accordance with your will, by the laws of descent and distribution or pursuant to a beneficiary designation submitted in accordance with Section 6(d) of the Plan, (ii) pursuant to a qualified domestic relations order, or (iii) with the prior written approval of the Company, by gift, in a form accepted by the Company, to a transferee permitted under Rule 701 of the Securities Act. The Option held by any such transferee will continue to be subject to the same terms and conditions that were applicable to the Option immediately prior to its transfer and may be exercised by such transferee as and to the extent that the Option has become exercisable and has not terminated in accordance with the provisions of the Plan and this Agreement.

11.	No Stockholder Rights Before Exercise. Neither you nor any permitted transferee of this Option will have any of the rights of a stockholder of the Company with respect to any Shares subject to this Option until a certificate evidencing such Shares has been issued (or an appropriate book entry in the Company’s stock register has been made). No adjustments shall be made for dividends or other rights if the applicable record date occurs before your stock certificate has been issued (or an appropriate book entry has been made), except as otherwise described in the Plan.

12.	Governing Plan Document. This Agreement and Option are subject to all the provisions of the Plan, and to all interpretations, rules and regulations which may, from time to time, be adopted and promulgated by the Committee pursuant to the Plan. If there is any conflict between the provisions of this Agreement and the Plan, the provisions of the Plan will govern.

13.	Choice of Law. This Agreement will be interpreted and enforced under the laws of the state of Minnesota (without regard to its conflicts or choice of law principles).

14.	Binding Effect. This Agreement will be binding in all respects on your heirs, representatives, successors and assigns, and on the successors and assigns of the Company.

15.	Other Agreements. You agree that in connection with the exercise of this Option, you will execute such documents as may be necessary to become a party to any stockholder, voting or similar agreements as the Company may require.

16.	Restrictive Legends. The Company may place a legend or legends on any certificate representing Shares issued upon the exercise of this Option summarizing transfer and other restrictions to which the Shares may be subject under applicable securities laws, other provisions of this Agreement, or other agreements contemplated by Section 15 of this Agreement. You agree that in order to ensure compliance with the restrictions referred to in this Agreement, the Company may issue appropriate “stop transfer” instructions to its transfer agent.

17.	Breach of Non-Disclosure, Confidential Information, Non-Competition, Non-Solicitation or Invention Assignment Agreements. Notwithstanding anything in this Agreement to the contrary, in the event you materially breach the terms of any non-disclosure, confidential information, non-competition, non-solicitation or invention assignment covenant or agreement you have with the Company or any Affiliate (regardless of how such covenant or agreement is styled or titled), whether such breach occurs before or after your termination of Service with the Company and all of its Affiliates, the Company may immediately terminate all of your rights under this Agreement without notice of any kind and the Option, both vested and unvested, shall terminate and become null and void.

18.	Drag-Along Rights. If holders of at least a majority of the outstanding Shares entitled to vote (the “Sellers”) desire to sell all of their Shares to a bona fide third party purchaser, such Sellers or the Company shall send you written notice (the “Drag-Along Notice”) setting forth the consideration to be paid by the third party purchaser and the other terms and conditions of such transaction. The Sellers or the Company may elect to require all, but not less than all, of the Shares purchased by you pursuant to this Agreement to be sold to the third party purchaser for the same consideration per share of Stock as the Sellers will receive in such transaction. To exercise such right, the Sellers or the Company shall so indicate in the Drag-Along Notice. If the Sellers or the Company so elect, then not later than 5 days following the date of the Drag-Along Notice, you shall deliver to the Company any certificates representing the Shares you hold, accompanied by duly executed instruments of conveyance. If you fail to deliver any such certificates to the Sellers or the Company, the Company shall cause the books and records of the Company to show that such Shares are bound by the provisions of this Section 18 and that such Shares shall be transferred only to the third party purchaser. In the event you fail to deliver the certificates to the Company as required herein, then the Company may execute any documents as shall be required for the purpose of transferring the Shares on the books and records of the Company, and the Company is hereby appointed the attorney-in-fact of Optionee for the purpose of effectuating the requirements of this Section 18.

19.	Lock-Up.

(a)	You agree that you will not offer, pledge, sell, contract to sell, sell any option, sell any contract to purchase, purchase any option, purchase any contract to sell, grant any option, right, or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares (or any other Company securities) or enter into any swap, hedging, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or any other Company securities) held by you (other than those included in a registration statement) for a period specified by the representative of the underwriters of the Company’s Stock not to exceed 90 days (180 days in the case of an initial public offering), plus any additional periods required by the Financial Industry Regulatory Authority (including under Conduct Rule 2711), after the effective date of any Company registration statement filed under the Securities Act.

(b)	You agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter to the extent that such agreements are consistent with the foregoing or that are necessary to give further effect to the provisions set forth in Section 19(a). In addition, if requested by the Company or the representative of the underwriters of shares of the Company’s capital stock, you will provide, within 10 days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act.

(c)	The obligations described in this Section 19 will not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such period, as applicable.

By signing the cover page of this Agreement, you agree to all the terms and conditions described above and in the Plan document.

EXHIBIT A

NOTICE OF EXERCISE

Non-Statutory Stock Option

__________________, 20__

Miromatrix Medical Inc.

[Company Address]

Ladies and Gentlemen:

I hereby exercise the following option (the “Option”) granted to me under the Miromatrix Medical Inc. 2019 Equity Incentive Plan (as amended from time to time, the “Plan”) with respect to the number of shares of common stock of Miromatrix Medical Inc. (the “Company”) indicated below:

Name:

Date of Grant of Option:

Exercise Price Per Share:

Number of Shares With Respect to Which the Option is Hereby Exercised:

Total Exercise Price:

☐	Enclosed with this Notice is a check, cashier’s check or money order in the amount of the Total Exercise Price.

☐            Enclosed with this Notice is a certificate evidencing unencumbered Shares (duly endorsed in blank) having an aggregate Fair Market Value (as defined in the Plan) equal to or in excess of the Total Exercise Price.

☐            I elect to pay the Total Exercise Price through a reduction in the number of Shares to be delivered to me upon this exercise of the Option.

In connection with this exercise, I represent, warrant and acknowledge as follows:

•	I will provide for the payment to the Company, in a manner agreed to by the Company, of the amount of any required withholding taxes in connection with this exercise as provided in Section 14 of the Plan.

•	I am acquiring the Shares as a result of this Option exercise for my own account, and acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are deemed to constitute “restricted securities” under Rules 144 and 701 of the Securities Act. I have no present intention of distributing or selling such Shares, and will transfer them only as permitted under applicable federal and state securities laws.

•	I am the owner of all Shares delivered with this Notice free and clear of all liens, security interests and other restrictions or encumbrances.

A-1

Please issue a certificate (the “Certificate”) for the number of Shares with respect to which the Option is being exercised (or the net number of Shares if the Total Exercise Price and/or applicable withholding taxes are being paid through a reduction in the number of Shares to be delivered to me) in the name of the person indicated below and deliver the Certificate to the address indicated below:

Name in Which to Issue Certificate:

Address to Which Certificate Should be Delivered:

Principal Mailing Address for Holder of the Certificate (if different from above):

Very truly yours,

Signature

Name, please print

Social Security Number

A-2